Vertex Energy, Inc. 8-K

Exhibit 99.2

November 10, 2020 3Q20 Conference Call

Disclaimer This document may contain forward - looking statements including words such as “may,” “can,” “could,” “should,” “predict,” “aim,” “potential,” “continue,” “opportunity,” “intend,” “goal,” “estimate,” “expect,” “expectations,” “project,” “projections,” “plans,” “anticipates,” “believe,” “think,” “confident,” “scheduled,” or similar expressions, as well as information about management’s view of Vertex Energy’s future expectations, plans and prospects, within the safe harbor provisions under the Private Securities Litigation Reform Act of 1995 . These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Vertex Energy, its divisions and concepts to be materially different than those expressed or implied in such statements . These risk factors and others are included from time to time in documents Vertex Energy files with the Securities and Exchange Commission, including, but not limited to, its Form 10 - Ks, Form 10 - Qs and Form 8 - Ks , available at the SEC’s website at www . sec . gov . Other unknown or unpredictable factors also could have material adverse effects on Vertex Energy’s future results . The forward - looking statements included in this presentation are made only as of the date hereof . Vertex Energy cannot guarantee future results, levels of activity, performance or achievements . Accordingly, you should not place undue reliance on these forward - looking statements . Finally, Vertex Energy undertakes no obligation to update these statements after the date of this presentation, except as required by law, and also undertakes no obligation to update or correct information prepared by third parties that are not paid for by Vertex Energy . Industry Information Information regarding market and industry statistics contained in this presentation is based on information available to us that we believe is accurate . It is generally based on publications that are not produced for investment or economic analysis . 2

3Q20 Business Update

Third Quarter 2020 Key Messages 4 Significant organic growth in collections 36% q/q growth in used motor oil (UMO) collections supported by recovery in U.S. vehicle miles traveled, new customer wins Initiated start - up of operations at the Myrtle Grove facility Expect to begin supplying Marrero pre - treated intermediates in 1Q21; evaluating new technologies to allow for the renewable diesel feedstock pre - treatment process Marrero refinery utilization impacted by two hurricanes 8 days of unplanned maintenance due to Hurricanes in both August and September 2020 Heartland refinery operated at peak utilization Strong operational execution; stable demand for base oil products Q/Q and Y/Y improvement in Adjusted EBITDA Adjusted EBITDA increased $4.8 million on a q/q basis and $1.4 million on a y/y basis Evaluating strategic alternatives These alternatives may include continuing as a public standalone organization, going private or selling certain assets to a strategic partner

Key Financial Metrics Third Quarter 2020 5 Total Revenues ($MM) Gross Profit ($MM) Operating Loss ($MM) Net Loss Attributable to Vertex (1) ($MM) (1) TTM 3Q20 results exclude the impact of the Tensile transaction $37.8 $37.4 $162.5 $137.6 3Q19 3Q20 TTM 3Q19 TTM 3Q20 ($2.5) ($1.9) ($7.9) ($6.3) 3Q19 3Q20 TTM 3Q19 TTM 3Q20 ($1.1) ($2.4) ($6.7) ($7.2) 3Q19 3Q20 TTM 3Q19 TTM 3Q20 $4.1 $4.9 $16.8 $21.4 3Q19 3Q20 TTM 3Q19 TTM 3Q20

Adjusted EBITDA Bridge Positive y/y benefit from derivatives, spread and metals impact 6 3Q19 vs. 3Q20 Adj. EBITDA Bridge ($MM) ($2.0) $0.9 $0.4 $0.4 ($0.2) ($0.5)

Strong Organic Growth in UMO Collections

Improved customer acquisition and a recovery in VMT support growth(1)

Total UMO Feedstock Supply
(UMO Gallons in Millions)



36% q/q improvement in direct collections
3Q19
4Q19
1Q20
2Q20
3Q20

U.S. Vehicle Miles Traveled
(Millions of Road Vehicle Miles Traveled)*(1)*



~50% improvement from the Apr-20 trough
Aug-19
Sep-19
Oct-19
Nov-19
Dec-19
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20

(1) Source: US DOT (November 2020); represents total vehicle miles traveled in the United States on a monthly basis

VERTEX ENERGY

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Refining System Update

Hurricane-related outage at Marrero offset operational execution at Heartland

Marrero Refinery
(Marrero, LA)

8 days of unplanned maintenance in 3Q20; currently fully operational

Heartland Refinery
(Columbus, OH)

Stable base oil demand and strong operational execution supported near peak utilization in 3Q20

Marrero Refinery
Capacity Utilization Rate*(1)*



82%
90%
95%
87%
3Q19
3Q20
TTM 3Q19
TTM 3Q20

Heartland Refinery
Capacity Utilization Rate*(1)*



108%
99%
103%
102%
3Q19
3Q20
TTM 3Q19
TTM 3Q20

(1) Utilization defined as total refinery throughputs divided by nameplate capacity of the refinery

VERTEX ENERGY

8

COVID - Related Demand Softness Impacted Margin Capture Product spreads below long - term average of $8 - 10/ bbl 9 Futures Strip: USGC 3% High Sulfur Fuel Oil Less West Texas Intermediate (WTI) Crude Oil ($/Barrel) High Sulfur Fuel Oil is a Proxy for UMO Price; WTI is a Proxy For Product Prices Source: CME Group (November 2020) Actual Spreads Futures Strip ($20) ($18) ($14) ($6) ($6) $1 ($5) ($5) ($3) ($2) ($2) ($2) ($1) ($2) ($2) ($3) ($3) ($4) ($4) ($4) ($4) ($4) ($5) ($5) ($5)

Balance Sheet Update $16.9 million in cash and availability on revolver; net cash positive 10 (1) Included in total cash amounts are the Special Purpose Vehicle (SPV) amounts of Myrtle Grove and Heartland which are $ 2 . 0 million and $ 8 . 1 million, respectively . These amounts are limited to use by each respective SPV . Cash & Available Liquidity $MM (1) $5.8 $7.9 $20.3 $19.6 $16.9 3Q19 4Q19 1Q20 2Q20 3Q20

APPENDIX

Corporate Overview Vertically - Integrated Specialty Refiner of Alternative Feedstocks 12 > ~100 collection trucks > Operations in 15 states > Internal collections strategy Collections Operations > Middle distillates and high - purity base oils > Marrero (LA) - Marine Fuel production > Heartland (OH) - Base oil production > Baytown (TX) – Houston ship channel terminal Refining Operations Executive Summary > Established producer of petroleum - based specialty products from recycled used motor oils and petrochemical streams > Owns and operate one of the largest independent used motor oil collections (UMO) operations in the United States (1) > Produce/market IMO - compliant marine fuels, Group II & III Base Oils and fuel blend stocks for industrial applications > Proven track record of safe, reliable operations that optimize utilization at owned production facilities > Major ongoing capital projects offer potential to increase production of high - value specialty products > Experienced management team w/ high insider ownership (1) Vertex Energy owns/operates one of the largest used motor oil (UMO) collection and aggregation networks in the United Sta tes

Used Motor Oil Recycling Value Chain Direct and Third - Party UMO Collections Used As Refining Feedstock 13 UMO Generators Collectors Aggregators Processors Consumers Oil Change Shops, Car Dealerships 1.3 billion gal/ yr U.S. – fragmented industry Collect UMO to self - process or for sale Refined into higher - value finished products Consume middle distillates, base oils

We Own Advantaged Refining Assets In Strategic Markets Vertically Integrated Model Processes Collected UMO as Feedstock 14 > 4,800 bpd nameplate capacity > Feedstock: UMO > Production: Middle distillates > Opportunity: Demand for IMO - compliant marine fuel Marrero Refinery Marrero, Louisiana > 1,500 bpd nameplate capacity > Feedstock: UMO > Production: Group II+ Base Oil > Opportunity: Global transition to higher - purity base oils Heartland Refinery Columbus, Ohio > Waterfront facility w/ 100,000 barrels of storage on - site > Refining supply / distribution > Strategically located on the Houston ship channel Baytown Terminal Baytown, Texas Refining Operations Overview > Direct and third - party collections of UMO provide the feedstock for both Marrero and Heartland > Marrero and Heartland operating near peak utilization given strong demand for middle distillates and Group II Base Oils > Production slate includes middle distillates, base oils, asphalt, condensate and fuel oil (1) (bpd) barrels per day

We Are Focused On High - Grading Our Production Slate Multi - Year Transition From Commodity To Branded Products 15 Realized Gross Margin Capture Product Portfolio Evolution Commodity Products Specialty Products Vacuum Gas Oil IMO Marine Fuels High Purity Base Oils Niche Lubricants

CAFE Standards Drive Demand For Higher Purity Base Oils

Corporate Average Fleet Economy (CAFE) Standard Requires Lower Emissions

Executive Summary

Drivers of Group II+/III Demand

- CAFE standard requires increased fuel economy and lower emissions
- Lower viscosity lubricants yield better fuel economy and lower emissions
- High purity base oils are the primary base stock for premium synthetic lubricants used in CAFE-compliant higher performance engines
- Base oil production from UMO is more efficient than from crude oil
- Electrification of vehicle fleet is a long-term factor, but not material to the forecast until after 2030

Projected CAFE Standard Fuel Economy By Year

6% CAGR In Required MPG Fuel Economy


35
41
55
CY 2017
CY 2021
CY 2025

North American Base Oil Capacity Shift(1)

Trend Toward Higher Viscosity Base Oil Capacity


2%
6%
56%
23%
21%
54%
21%
17%
Re-refined
Group I
Group II and III
Naphthenic
2008
2018

(1) Source: LNG Lubricants Industry Factbook (2018-2019)

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Our Strategic Focus Path Toward Profitable Growth Through The Cycle 17 > Direct collections are significantly cost - advantaged over third - party purchased collections > By increasing direct collections as % of total collections, we significantly reduce feedstock costs Drive Direct Collections Growth > Safe, reliable operations drive profitable growth > Focused on reducing feedstock overhead and reducing direct OPEX per gallon sold Optimize Refining Asset Base > Shift from production of commodity intermediates toward higher value finished products > Be recognized as leading producer of IMO compliant marine fuel and high - purity base oils High - Grade Production Slate Identify high - return organic growth projects within existing asset base Partner with one or more venture investors on a project by project basis to support project CAPEX Growth CAPEX / Private Funding y > Generate Adj. EBITDA growth – use free cash flow to maintain conservative net leverage profile > Continue to diversify EBITDA across end - markets, geographies and customers Profitable Growth Through Cycle

Non-GAAP Reconciliation

Reconciliation of net loss attributable to Vertex Energy to Adjusted EBITDA and Free Cash Flow

	For the Three Months Ended		For the Trailing Twelve Months	
	September 30, 2020	**September 30, 2019**	**September 30, 2020**	**September 30, 2019**
Net income (loss)	$ (1,955,170)	$ (1,158,883)	$ (7,081,302)	$ (6,901,093)
Add (deduct):				
Interest Income	(1)	(653)	(227)	(2,571)
Interest Expense	234,671	826,005	1,544,221	3,155,864
Depreciation and amortization	1,796,031	1,815,582	6,990,643	7,090,481
EBITDA	**75,531**	**1,482,051**	**1,453,335**	**3,342,681**
Add (deduct):				
Other income (Insurance proceeds)	-	(917,500)	-	(917,500)
Loss (gain) on change in value of derivative warrant liability	(256,587)	(1,290,792)	(1,025,130)	(3,220,402)
Unrealized (gain) loss on derivative instruments	(514,302)	(1,402,017)	782,867	(909,040)
Stock-based compensation	171,149	159,426	660,308	638,548
Adjusted EBITDA *	**$ (524,209)**	**$ (1,968,832)**	**$ 1,871,380**	**$ (1,065,713)**
Net cash provided by (used in) operating activities	(2,360,983)	(3,602,077)	6,882,457	1,908,695
Deduct: capital expenditures	(2,643,787)	(867,947)	(4,790,309)	(3,972,759)
Free cash flow	(5,004,770)	(4,470,024)	2,092,148	(2,064,064)

USE OF NON-GAAP FINACIAL INFORMATION

This presentation release discusses "EBITDA", "Adjusted EBITDA" and free cash flows. EBITDA represents net income before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before stock-based compensation expense and gain (loss) on change in value of derivative warrant liability and unrealized gains and losses on derivative instruments for hedging activities. Free cash flow represents net cash provided by (used in) operating activities, less capital expenditures. These measurements are not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance. EBITDA, Adjusted EBITDA and free cash flows are presented because we believe they provide additional useful information to investors due to the various noncash items during the period. EBITDA, Adjusted EBITDA and free cash flows have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are: (a) EBITDA, Adjusted EBITDA and free cash flows do not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments; (b) EBITDA, Adjusted EBITDA and free cash flows do not reflect changes in, or cash requirements for, working capital needs; EBITDA, Adjusted EBITDA and free cash flows do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments; (c) although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future and EBITDA, Adjusted EBITDA and free cash flows do not reflect any cash requirements for such replacements; and (d) other companies in this industry may calculate EBITDA, Adjusted EBITDA and free cash flows differently than Vertex Energy does, limiting its usefulness as a comparative measure. See also "Non-GAAP Reconciliation" in the appendix, below.

VERTEX ENERGY 18